EXHIBIT 99.4

      PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                       AS OF JUNE 30, 1998
                         (In thousands)

                                                                    First Jermyn
                                                                        and
                                                                    Upper Valley
                         First Jermyn  Upper Valley   Adjustments     Combined
Cash and amounts due
 from depository
 institutions .........    $ 14,341      $ 14,056            --       $ 28,397
Investment securities..     103,976        87,663            --         19,639
Loans(1) ..............     212,201       160,678            --        372,879
Allowance for
  loan ................      (2,561)       (2,010)           --         (4,571)
Other assets ..........       9,610        11,146            --         20,756

Total assets ..........    $337,567      $271,533      $     --       $609,100


Deposits ..............    $303,308      $194,866            --       $498,174
Borrowings ............         702        50,000            --         50,702
Other Liabilities .....       2,024         1,771            --          3,795

Total liabilities .....    $306,034      $246,637            --       $552,671

Common Stock ..........    $  1,125      $    504       $ 364(2)      $  1,993
Additional paid-in
  capital .............       3,876         1,993         364(2)         5,505
Net unrealized loss on
  available for sale
  securities ..........         (63)            1            --            (62)
Treasury Stock                 (196)           --            --           (196)
Retained Earnings .....      26,791        22,398            --         49,189

Total shareholders'
  equity ..............      31,533        24,896            --         56,429
Total liabilities and
  shareholders'
  equity  .............    $337,567      $271,533            --       $609,100

_____________________

(1) Loans are shown net of unearned discounts and origination fees.

(2) Represents adjustment to common stock and additional paid-in capital accounts to reflect the pro forma number of shares of common stock to be issued and outstanding after consummation of the transaction multiplied by the par value of First Jermyn Common Stock of $1.25 per share.

     PRO FORMA UNAUDITED COMBINED CONDENSES INCOME STATEMENT
             FOR THE SIX MONTHS ENDED JUNE 30, 1998
              (In thousands, except per share data)


                                                     First Jermyn
                                                          and
                         First     Upper   Adjust-   Upper Valley
                         Jermyn   Valley    ments      Combined

Interest income......   $11,668   $9,570     ---         $21,238
Interest expense.....     5,957    5,352     ---          11,309
Net interest income..     5,711    4,218     ---           9,929
Provision for loan
  losses.............        90      180     ---             270
Net interest income
  after provision
  for loan losses....     5,621    4,038     ---           9,659
Other non-interest
  income.............       351      491                     842
Non-interest expense.     4,504    3,470     ---           7,974
Income before taxes..     1,468    1,059     ---           2,527
Income taxes.........       645      246     ---             891
Net income...........   $   823   $  813     ---        $  1,636

Earnings per share,
  basic(1)...........   $   .93   $  .81                $   1.04
Earnings per share,
  diluted(2).........       .93      .79                    1.03
__________________

(1) Combined basic earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Liberty Bank Corp. common stock outstanding during the first six months of 1998 of 884,680 shares, plus (ii) the weighted average number of shares of Upper Valley Common Stock outstanding during the first six months of 1998 of 1,007,732 shares multiplied by the Exchange Ratio.

(2) Combined diluted earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Liberty Bank Corp. common stock outstanding during the first six months of 1998 of 884,680 shares plus (ii) the weighted average number of diluted shares of Upper Valley Common Stock outstanding during the first six months of 1998 of 1,029,340 multiplied by the Exchange Ratio.

(3) This pro forma unaudited combined condensed income statement includes charges or credits which resulted directly from the transaction. As a result of the acquisition, the combined entity incurred approximately $1.0 million in merger-related
     <PAGE 2> expenses for items such as legal, investment
     advisory, accounting, severance pay, and fixed asset write-offs.

     PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT
              FOR THE YEAR ENDED December 31, 1997
              (In thousands, except per share data)


                                                                    First Jermyn
                                                                        and
                                                                    Upper Valley
                         First Jermyn  Upper Valley   Adjustments     Combined
Interest income........     $22,600      $18,716             --        $41,316
Interest expense.......      11,288       10,287             --         21,575
Net interest income....      11,312        8,429             --         19,741
Provision for
  loan losses..........         180          420             --            600
Net interest income
  after provision for
  loan losses..........      11,132        8,009             --         19,141
Other non-interest
  income...............         696        1,348             --          2,044
Non-interest expense...       7,055        7,273             --         14,328
Income before taxes....       4,773        2,084             --          6,857
Income taxes...........       1,290          447             --          1,737
Net income.............     $ 3,483      $ 1,637             --        $ 5,120

Earnings per share,
  basic(1).............     $ 3.94       $  1.64             --        $  3.25
Earnings per share,
  diluted(2)...........       3.94          1.59             --           3.21
______________________


(1) Combined basic earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Jermyn Common Stock outstanding during 1997 of 884,680 shares plus (ii) the weighted average number of shares of Upper Valley Common Stock outstanding during 1997 of 1,000,228 shares multiplied by the Exchange Ratio.

(2) Combined diluted earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Jermyn Common Stock outstanding during 1997 of 884,680 shares plus (ii) the weighted average number of diluted shares of Upper Valley Common Stock outstanding during 1997 of 1,024,198 multiplied by the Exchange Ratio.

     PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT
              FOR THE YEAR ENDED December 31, 1996
              (In thousands, except per share data)

                                                                   First Jermyn
                                                                       and
                                                                   Upper Valley
                         First Jermyn  Upper Valley   Adjustments    Combined
Interest income........     $22,722       $17,217            --       $39,939
Interest expense.......      11,401         9,122            --        20,523
Net interest income....      11,321         8,095            --        19,416
Provision for
  loan losses..........         183           650            --           833
Net interest income
  after provision for
  loan losses..........      11,138         7,445            --        18,583
Other non-interest
  income...............       1,136         1,118            --         2,254
Non-interest expense...       7,462         6,562            --        14,024
Income before taxes....       4,812         2,001            --         6,813
Income taxes...........       1,308           435            --         1,743
Net income.............     $ 3,504       $ 1,566            --       $ 5,070

Earnings per share,
  basic(1).............     $  3.96       $  1.57            --       $  3.22
Earnings per share,
  diluted(2)...........        3.96          1.55            --          3.21

_____________________

(1) Combined basic earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Jermyn Common Stock outstanding during 1996 of 884,680 shares plus (ii) the weighted average number of shares of Upper Valley Common Stock outstanding during 1996 of 1,000,000 shares multiplied by the Exchange Ratio.

(2) Combined diluted earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Jermyn Common Stock outstanding during 1996 of 884,680 shares plus (ii) the weighted average number of diluted shares of Upper Valley Common Stock outstanding during 1996 of 1,008,533 multiplied by the Exchange Ratio.

     PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT
              FOR THE YEAR ENDED December 31, 1995
              (In thousands, except per share data)

                                                                    First Jermyn
                                                                        and
                                                                    Upper Valley
                         First Jermyn  Upper Valley   Adjustments     Combined
Interest income........     $21,492       $16,235            --        $37,727
Interest expense.......      10,282         9,669            --         19,951
Net interest income....      11,210         6,566            --         17,776
Provision for
  loan losses..........         365         1,000            --          1,365
Net interest income
  after provision for
  loan losses..........      10,845         5,566            --         16,411
Other non-interest
  income...............         582           887            --          1,469
Non-interest expense...       6,804         6,786            --         13,590
Income (loss) before
  taxes................       4,623          (333)           --          4,290
Income tax expense
  (benefit)............       1,369          (500)           --            869
Net income.............     $ 3,254       $   167            --        $ 3,421

Earnings per share,
  basic and diluted(1).     $  3.68        $  .17            --        $  2.17

_____________________

(1) Combined basic earnings per share are calculated based on combined net income divided by the sum of (i) the weighted average number of shares of First Jermyn Common Stock outstanding during 1995 of 884,680 shares plus (ii) the weighted average number of shares of Upper Valley Common Stock outstanding during 1995 of 1,000,000 shares multiplied by the Exchange Ratio. <PAGE 6>